UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	April 26, 2007
(Date of earliest event reported):	April 24, 2007

Commission File No. 1-5828

CARPENTER TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	23-0458500
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
P.O. Box 14662 Reading Pennsylvania	19612
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 610-208-2000

Former name or former address, if changed since last Report: N/A

Check the  appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 - Election of Directors

On April 24, 2007, Carpenter Technology Corporation appointed two new persons to its board of directors:  Robert R. McMaster and Dr. Philip M. Anderson.  Both directors were determined by the board of directors to meet the applicable director independence standards of the New York Stock Exchange.

Mr. McMaster was elected to Class 1 and will stand for election in 2008 for a three year term ending 2011.  Mr. McMaster was appointed to Carpenter’s Audit/Finance Committee and was designed as a financial expert.

Dr. Anderson was elected to Class 2 and will stand for election in 2009 for a three year term ending 2012.  Dr. Anderson was appointed to the Human Resources Committee and the Corporate Governance Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 26, 2007	CARPENTER TECHNOLOGY CORPORATION By: /s/ David A. Christiansen David A. Christiansen Vice President, General Counsel and Secretary

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